Exhibit 10b

                    REPRESENTATION AGREEMENT
                             Between
                  BIG EQUIPMENT SERVICES, INC.
                                &

                           Steven Hall
                        Territory Manager

  1.  REPRESENTATION

      The Territory Manager is an independent contractor, and shall have the non-exclusive rights to sell the Fuel
      Stabilizer System, in the Territory described below as well as anywhere in the USA, subject only to terms described under point 4.

      TERRITORY: Southern California

  2.  POLICIES & PROCEDURES

      Territory Manager will sell in line with and adhere to the presentation, pricing and customer payment polices as established by Big Equipment Services, Inc. from time to time.

  3.  BIG EQUIPMENT SERVICES, INC. RESPONSIBILITIES

       a) Have available adequate inventory to service the sale made by the Territory Manager in line with the sales objectives agreed upon by Big Equipment Services, Inc. and Territory Manager.
       b) Complete all invoicing, financing and collections for the Systems sold.
       c) Assist in installation services if needed for an additional charge.
       d) Assist in sales presentation and deal completions. i.e. Proposals, multiple unit pricing breakdowns, freight pricing.
       e) Supply the Territory Manager with marketing material to get him/her started.

  4.  REPRESENTATIVE RESPONSIBILITIES
  Big Equipment Services, Inc., recommends that the Territory
  Manager purchases one unit to use as his/her sample.
       a) Sell in line with sales objectives agreed to, putting forth a sincere effort at all times.
       b) For each sales order written, deliver that order, along with the required documentation and down payments to Big Equipment Services, Inc.
       c) Register with Big Equipment Services, Inc. the names of contacts so that we at Big Equipment Services, Inc. do not interfere with your contact.
       d) Sell to end users and dealers at not less than the price as it appears on the current Big Equipment Services, Inc. price list or as pre-approved by Management.
       e) Report to Big Equipment Services, Inc., on a timely basis as agreed upon, as to progress made and concerns registered.


/1/


  5.  COMMISSIONS POLICIES
       a) Commissions are bases on the following: Purchased unit: Dealer sells unit(s) for $1150.00 each plus tax and shipping, dealers commission is $200.00 per unit. Lease Agreement: If dealer sells the unit(s) on a 60-month lease, dealer may add $150.00per unit to commission. Totaling $350.00 per unit.

       b) Commission shall be paid in full within 10 days of the Systems being delivered and the monies having been collected.

       c) On any units that are returned and monies refunded within the manufacturers warranty, all commission paid will be charged back to the Territory Manager. (See warranty information supplied by the manufacturer)

  6.  TERMINATION POLICES

       a) The Territory Manager may terminate the Agreement at any time by giving 10 days notice, and shall receive from Big Equipment Services, Inc. the commissions on orders written to that date and delivered within 3 months. There is then no further obligation on either party.
       b) Big Equipment Services may terminate this Agreement at any time for the following reasons:
             -    Fraud or misrepresentation
             -    Lack of sales performance
          Beyond paying those commissions legitimately earned to date of termination, Big Equipment Services, Inc. has no further obligations to the Territory Manager.
       c) Any other reasons for termination of the Agreement by either party shall be dealt with in a manner consistent with good business practice and ethics.

       Terms and conditions presents above agreed to on the 1st day of January, 2002


       BIG EQUIPMENT SERVICES, INC.

       /s/Frank Iannuzzi                 /s/ Steven Hall
       -----------------                 ---------------

       -----------------                 ---------------

       -----------------                 ---------------
                                         Territory Manager




        120 North Pacific Street, Suite L-11, San Marcos, CA 92069
       888-88BIGEQ (888-882-4437) - 760-591-7788 - 760-471-0465 FAX
                          www.bigequipservices.com


/2/